Convertible Note	6 Months Ended
Jun. 30, 2014
Payables and Accruals [Abstract]
Convertible Note
4.	Convertible Note

The Company entered into a convertible note agreement for $50,000. This loan is unsecured, bearing interest at 10% per annum, and is repayable at maturity on January 7, 2015. At any time prior to maturity, the lender may convert the principle amount of the loan into units of the Company, each unit consisting of one common share and one non-transferable share purchase warrant, at a conversion rate of $0.20 per unit. Each share purchase warrant entitles the holder to purchase one additional common share for a period of two years from the warrant issue date, at an exercise price of $0.20 during the first year, and $0.35 during the second year. As of June 30, 2014, $1,755 was accrued in interest on the note.